UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 16, 2005
GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
230 CONSTITUTION DRIVE
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)
(650) 473-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 1.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.
     On September 16, 2005, Geron Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC, SG Cowen & Co., LLC, Needham & Company LLC, Lazard Capital Markets LLC, Rodman & Renshaw, LLC and WBB Securities, LLC (collectively, the “Underwriters”), relating to the public offering of 6,000,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). The Company has granted to the Underwriters an option to purchase up to an additional 900,000 shares of Common Stock solely for the purpose of covering over-allotments. The price to the public is $9.00 per Share, and the Underwriters have agreed to purchase the Shares from the Company at a price of $8.46 per Share. The gross public offering price from the underwritten public offering, not including the shares issuable upon exercise of the over-allotment option by the Underwriters, will be $54.0 million.
     A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The above description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
Item 8.01 Other Events.
     The Shares (as defined under Item 1.01 above) are to be offered and sold pursuant to the Registration Statement on Form S-3 (File No. 333-81596) filed on January 29, 2002 with the Securities and Exchange Commission (the “Commission”), as amended on February 14, 2002, and the Registration Statement on Form S-3 (File No. 333-115195) filed on May 5, 2004 with the Commission and the related prospectus supplement dated September 16, 2005 (the “Prospectus Supplement”). The Prospectus Supplement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The Company’s Press Release, dated September 16, 2005, announcing the pricing of the public offering and the exercise, concurrent with the closing of the public offering, by Merck & Co., Inc. (“Merck”) of a warrant, issued to Merck on July 15, 2005, to purchase 2,000,000 shares of the Company’s Common Stock with an aggregate exercise price of $18.0 million, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits:
1.1	Underwriting Agreement dated September 16, 2005.
99.1	Prospectus Supplement dated September 16, 2005.
99.2	Press Release of Geron Corporation dated September 16, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION
Date: September 16, 2005	By:	/s/ David L. Greenwood
David L. Greenwood
Executive Vice President Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement dated September 16, 2005.
99.1	Prospectus Supplement dated September 16, 2005.
99.2	Press Release of Geron Corporation dated September 16, 2005.